Exhibit 10.64

EARLY TERMINATION AGREEMENT

Marathon Digital Holdings, Inc. (the “Borrower”) is indebted to Silvergate Bank (the “Lender”) under that certain Term Credit and Security Agreement (the “Term Facility”), and Revolving Credit and Security Agreement (the “RLOC Facility”), by and between Lender and Borrower, both dated as of July 28, 2022 (together, the “Facilities”).

The Borrower elects hereby to early terminate the Facilities, effective March 8, 2023. The Lender hereby agrees to waive the prepayment charge equal to one-half percent (0.50%) of the principal balance due under Section 2.2 of the Term Facility.

Further, the Lender hereby waives the Borrower’s required ninety (90) day notice period concerning termination under the RLOC Facility.

Agreed:

BORROWER:

MARATHON DIGITAL HOLDINGS. INC,

By:	/s/ Hugh Gallagher	DATE:	03/07/2023
Name:	Hugh Gallagher
Title:	Chief Financial Officer

LENDER:

SILVERGATE BANK

By:	/s/ Silvia Elliot	DATE:	03/07/2023
Name:	Silvia Elliot
Title:	Director of Loan Operations